UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2016 (January 28, 2016)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

_____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On December 31, 2014, Peekay Boutiques, Inc. (the "Company") completed a reverse acquisition of Christals Acquisition LLC ("Christals") pursuant to a Share Exchange Agreement among the Company, Christals and the former members of Christals (the "Share Exchange Agreement"). In connection with entering into the Share Exchange Agreement the parties adopted the Stockholder Rights Agreement, which appears as Annex C to the Share Exchange Agreement (the "Stockholder Rights Agreement"). On January 28, 2016 the Company, Christals and certain former members of Christals who formerly held a majority in interest of the Christals common units (the "Members"), entered into Amendment No. 1 to Stockholder Rights Agreement (the "Amendment"). Under the Amendment, the parties agreed to eliminate the right of first refusal, drag along right, tag along right and certain other provisions of the Stockholder Rights Agreement.

As a result of the Amendment, the Company-imposed stop transfer order on Company Common Stock held by the former members of Christals will be removed and the former members of Christals will be able to sell their Common Stock subject to applicable restrictions under state and federal securities laws.

Copies of the Share Exchange Agreement and Stockholder Rights Agreement are included as Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Agreement on January 6, 2015, and are incorporated by reference herein.

The foregoing is a summary description of certain terms of the Amendment, and by its nature is incomplete. A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated into this report by reference. All readers are encouraged to read the entire text of the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Securities Exchange Agreement, dated December 31, 2014, among the Company, Christals Acquisition, LLC and the members of Christals Acquisition, LLC (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Agreement on January 6, 2015)

10.1	Amendment No. 1 to Stockholder Rights Agreement, dated January 28, 2016, between the Company, Christals Acquisition, LLC, and the members of Christals Acquisition, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: February 3, 2016	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1

Securities Exchange Agreement, dated December 31, 2014, among the Company, Christals Acquisition, LLC and the members of Christals Acquisition, LLC (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Agreement on January 6, 2015)

10.1	Amendment No. 1 to Stockholder Rights Agreement, dated January 28, 2016, between the Company, Christals Acquisition, LLC, and the members of Christals Acquisition, LLC

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